SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 14, 2005 (September 13, 2005)
Grey Wolf, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address and Zip Code of Principal Executive Offices)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Amendment to Credit Facility
     As previously reported, our subsidiary Grey Wolf Drilling Company L.P. is the borrower under a secured, revolving credit facility with a group of lenders led by The CIT Group/Business Credit, Inc. (“CITBC”). We refer to this credit arrangement as the “CIT Facility.” The CIT Facility was originally entered into in January 1999 and has been amended on several occasions since then. The lenders under the CIT Facility are now CITBC, Wells Fargo Foothill, Inc. and PNC Bank National Association.
     We and our lenders amended the CIT Facility on September 13, 2005 to allow us to repurchase shares of our common stock, pay dividends to our shareholders, and make prepayments on our 3.75% Contingent Convertible Senior Notes due 2023 and our Floating Rate Contingent Convertible Senior Notes due 2024. However, all of the following conditions must be met to enable us to make payments for any of the above-mentioned reasons: (i) payments may not exceed $150.0 million in the aggregate, (ii) no Default or Event of Default shall exist at the time of any such payments, (iii) at least $35.0 million of Availability exists immediately after any such payments, and (iv) we must provide CITBC three Business Days prior written notice of any such payments.
     The loan agreement for the CIT Facility and each of the amendments thereto are filed as exhibits to this report and are incorporated by reference into this report. Defined terms used in this report but not specifically defined have the meanings given them in the loan agreement for the CIT Facility.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
     Please see discussion in Item 1.01 above which is incorporated by this reference into this Item 3.03.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Filed Herewith or
Exhibit No.	Description	Incorporated by Reference From:
10.1	Loan Agreement, dated January 14, 1999, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.1 to Current Report of Grey Wolf, Inc. on Form 8-K filed as of January 26, 1999.

Filed Herewith or
Exhibit No.	Description	Incorporated by Reference From:
10.2	First Amendment to the Loan Agreement dated December 20, 2001, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.11 to Annual Report on Form 10-K for the year ended December 31, 2001.

10.3	Second Amendment to the Loan Agreement, dated February 7, 2003, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.24 to Annual Report on Form 10-K for year ended December 31, 2002.

10.4	Third Amendment to the Loan Agreement dated May 1, 2003, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.1 to Quarterly Report on Form 10-Q filed May 5, 2004.

10.5	Fourth Amendment to the Loan Agreement, dated March 25, 2004, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor)) and CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.2 to Quarterly Report on Form 10-Q filed May 5, 2004.

10.6	Fifth Amendment to the Loan Agreement, dated December 31, 2004, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.6 to Current Report of Grey Wolf, Inc. on Form 8-K filed January 5, 2005.

Filed Herewith or
Exhibit No.	Description	Incorporated by Reference From:
10.7	Sixth Amendment to the Loan Agreement, dated September 13, 2005, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Filed Herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 14, 2005

GREY WOLF, INC.
/s/ DAVID W. WEHLMANN
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Filed Herewith or
Exhibit No.	Description	Incorporated by Reference From:
10.1	Loan Agreement, dated January 14, 1999, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.1 to Current Report of Grey Wolf, Inc. on Form 8-K filed as of January 26, 1999.

10.2	First Amendment to the Loan Agreement dated December 20, 2001, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.11 to Annual Report on Form 10-K for the year ended December 31, 2001.

10.3	Second Amendment to the Loan Agreement, dated February 7, 2003, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.24 to Annual Report on Form 10-K for year ended December 31, 2002.

10.4	Third Amendment to the Loan Agreement dated May 1, 2003, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.1 to Quarterly Report on Form 10-Q filed May 5, 2004.

10.5	Fourth Amendment to the Loan Agreement, dated March 25, 2004, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor)) and CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.2 to Quarterly Report on Form 10-Q filed May 5, 2004.

Filed Herewith or
Exhibit No.	Description	Incorporated by Reference From:
10.6	Fifth Amendment to the Loan Agreement, dated December 31, 2004, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Exhibit 10.6 to Current Report of Grey Wolf, Inc. on Form 8-K filed January 5, 2005.

10.7	Sixth Amendment to the Loan Agreement, dated September 13, 2005, by and among Grey Wolf Drilling Company, L.P. (as borrower,) Grey Wolf, Inc. and various subsidiaries (as guarantor) and the CIT Business Credit, Inc. (as agent) and various financial institutions (as lenders).	Filed Herewith.